Exhibit 10.13A

Confidential Treatment Requested by LinkedIn Corporation

AMENDMENT NO. 1

TO THE

MASTER SERVICE AGREEMENT

This amendment number 1 between Equinix Operating Co., Inc. (“Equinix”) and LinkedIn Corporation (“LinkedIn”) is effective as of June 1,2010 and amends the Master Service Agreement entered into between Equinix and LinkedIn with an effective date of February 27, 2008 (“MSA”).

The parties agree to amend the MSA as follows:

1.	Capitalized terms used herein but not defined will have the meaning set forth in the MSA.

2.	Section 5(b) is amended by adding the following sentence:

Notwithstanding any other section of this Agreement, in no event will Customer’s aggregate financial obligation under subsections (ii) or (iii) of this indemnity exceed the [***] attributable to the [***] period immediately preceding when the claim arose.

3.	Section 6(d) is deleted in its entirety and replaced with the following:

d. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, EXCLUDING LIABILITY UNDER SECTION 5, EQUINIX’S TOTAL LIABILITY TO CUSTOMER IN THE AGGREGATE FOR THE ENTIRE TERM (AND REGARDLESS OF WHETHER THE CLAIMS ARE BROUGHT DURING OR AFTER THE TERM) WITH RESPECT TO ALL CLAIMS ARISING FROM OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT (INCLUDING ATTORNEY’S FEES) WILL NOT EXCEED THE [***] ATTRIBUTABLE TO THE [***] PERIOD IMMEDIATELY PRECEDING WHEN THE CLAIM AROSE. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, BUT EXCLUDING LIABILITY UNDER SECTION 5, SECTION (G) OF EXHIBIT B, CUSTOMER’S OBLIGATION TO PAY CHARGES HEREUNDER, CUSTOMER’S TOTAL LIABILITY IN THE AGGREGATE FOR THE ENTIRE TERM (AND THEREAFTER IF ANY CLAIMS ARE BROUGHT AFTER THE TERM) FOR DAMAGES TO EQUINIX WITH RESPECT TO ANY AND ALL CLAIMS IN THE AGGREGATE AT ANY AND ALL TIMES ARISING FROM OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT WILL BE LIMITED TO, AND WILL NOT EXCEED, THE [***] ATTRIBUTABLE TO THE [***] PERIOD IMMEDIATELY PRIOR TO THE MONTH IN WHICH THE FIRST CLAIM BROUGHT BY EQUINIX AGAINST CUSTOMER RELATING TO THIS AGREEMENT AROSE.

4.	Section 7(a) is amended by replacing One Million U.S. Dollars ($1,000,000) with [***] and by replacing Two Million U.S. Dollars ($2,000,000) with [***]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by LinkedIn Corporation

5.	Section 8(a) is amended by replacing “during any twelve (12) month period” with “during any [***] period” and by replacing “continues for at least ten (10) days” to “continues for at least fourteen (14) days”.

6.	Section 8(b) (ii) and (ii) are each deleted in their entirety and replaced with the following:

(ii) Customer or Customer’s Equipment materially interferes with Equinix’s operation or maintenance of the IBX Center or with one or more of Equinix’s other customers’ use thereof, and within a reasonable time, not to exceed one (1) hour after being notified by email or phone, Customer fails to (a) cease such interference; (b) provide a plan acceptable to Equinix to cease such interference; or (c) authorize Equinix to take action to cease such interference (billed at Smart Hands rates); or (iii) in Equinix’s reasonable judgment Customer or Customer’s Equipment has the potential to materially interfere with Equinix’s operation or maintenance of the IBX Center or with one or more of its other customers’ use thereof, and within a reasonable time, not to exceed forty-eight (48) hours after being notified by e-mail or phone, Customer fails to (a) resolve such potential interference; (b) provide a plan acceptable to Equinix to resolve such potential interference; or (c) authorize Equinix to take action to resolve such potential interference (billed at Smart Hands rates).

7.	Section 8(d) is amended by replacing “Upon” with the following phrase at the beginning of the first sentence: “Within twenty (20) days from the...”

8.	Section 8(g) is amended by adding the following phrase at the beginning of the first sentence: “Other than a right to remain in place for twenty (20) days following any termination for purposes of transitioning Customer’s business and...”

9.	A new Section 9(k) is added as follows:

k.	Transition Period. If Customer terminates this Agreement due to Equinix’s material breach, Customer may, in Customer’s termination notice, designate an effective date of termination that is no later than six (6) months after the end of the thirty-day cure period (the “Transition Period”), and each party shall be bound by all terms and conditions of this Agreement until such effective date of termination. During the Transition Period, Customer shall have the right to continue to receive Services pursuant to the terms and conditions (including the obligation to pay charges for the Services) of this Agreement and to use the Smart Hands Service at Equinix’s then-current published list rates and shall continue to pay for the Services until the end of the Transition Period.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by LinkedIn Corporation

This Amendment is hereby executed by the parties set forth below effective as of June 8, 2010.

LINKEDIN CORPORATION	EQUINIX OPERATING CO., INC.

BY:	/s/ Erika Rottenberg	BY:	/s/ Heidi B. Caparro

NAME:	Erika Rottenberg	NAME:	Heidi B. Caparro

TITLE:	Vice President, General Counsel and Secretary	TITLE:	Senior Customer Contracts Manager

DATE:	6/9/10	DATE:	6/11/10

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.